WASATCH FUNDS, INC.
                         Supplement dated July 16, 2002
                      To the Prospectus dated January 31, 2002

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2002 and supersedes the supplement dated June 26, 2002. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at WWW.WASATCHFUNDS.COM or calling us at 1.800.551.1700.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Ultra Growth Fund" on page 4 and 20:

STATUS: Effective July 17, 2002, the Wasatch Ultra Growth Fund will remain open to new investors. The Ultra Growth Fund will not close to new investors as stated in the supplement dated June 26, 2002.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Core Growth Fund" on pages 10 and 24:

STATUS: Effective July 17, 2002, the Wasatch Core Growth Fund will reopen to existing shareholders of the Core Growth Fund.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Value Fund" on pages 12 and 25:

STATUS: Effective July 17, 2002, the Wasatch Small Cap Value Fund will reopen to existing shareholders of the Small Cap Value Fund.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Micro Cap Fund" on pages 14 and 26:

STATUS: Effective July 17, 2002, the Wasatch Micro Cap Fund will reopen to existing shareholders of the Micro Cap Fund.


In the Prospectus, the following information replaces the section with the heading "Open or Closed Status of Funds as of January 31, 2002" on page 45:

OPEN OR CLOSED STATUS OF FUNDS AS OF JULY 17, 2002
The Advisor may open or close a Fund to maintain its assets at a level we believe will be optimal for the Fund as we strive to achieve its investment objective. To find out the current open or closed status of a Fund, please call a Shareholder Services Representative at 1.800.551.1700 or visit our web site at WWW.WASATCHFUNDS.COM.
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o The Ultra Growth, Global Science & Technology and U.S. Treasury Funds are open to existing shareholders and new investors.

o Effective July 17, 2002, the Ultra Growth Fund will remain open to new investors. The Small Cap Growth Fund is open to existing Small Cap Growth shareholders. The Fund is closed to new investors.

o The Core Growth, Small Cap Value and Micro Cap Funds will reopen to existing shareholders (e.g. If you are a current shareholder of the Wasatch Micro Cap Fund, you may purchase additional shares of the Micro Cap Fund.)

o Shareholders of the Small Cap Growth, Core Growth, Micro Cap and Small Cap Value Funds may add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions on any shares owned. Shareholders may also add to their accounts through the AIP and may increase the AIP amount.

o Shareholders of the Small Cap Growth, Core Growth, Micro Cap and Small Cap Value Funds may open new accounts that have the same Social Security Number or registered shareholder as the existing accounts.

o Custodians named for minors (children under 18) on existing Small Cap Growth, Core Growth, Micro Cap and Small Cap Value Fund accounts may open new accounts.

o Financial advisors whose clients have existing accounts in the Small Cap Growth, Core Growth, Micro Cap and Small Cap Value Funds may purchase shares for those clients but may not open accounts for new clients in those Funds.

o At the discretion of the Advisor, the Ultra Growth, Small Cap Growth, Core Growth, Micro Cap and Small Cap Value Funds may be available through firms that provide administrative services to their customers who are shareholders of these Funds.

o Directors of the Funds and employees and directors of Wasatch Advisors, Inc. may continue to open new accounts in closed Funds.

o Participants in certain 401(k) plans may open new accounts and purchase shares in closed Funds.

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